UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 10, 2021
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 10, 2021, the Board of Directors (the “Board”) of PRA Group, Inc. (the “Company”) elected Peggy P. Turner as an independent director effective the same day with a term expiring at the Company’s 2022 Annual Meeting of Stockholders. The Board also appointed Ms. Turner to the Nominating and Corporate Governance Committee and the Risk Committee. Ms. Turner will receive compensation for her services as an independent director in accordance with the Company’s standard compensation program for non-executive directors, which was previously disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders (“Annual Meeting”) that was filed with the Securities and Exchange Commission on April 28, 2021.

Ms. Turner has no family relationships with any of the Company’s executive officers or directors. There are no arrangements or understandings between Ms. Turner and any other person pursuant to which she was appointed as a director, nor have there been any transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which she had or has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

On June 14, 2021, the Company issued a press release regarding Ms. Turner’s election to the Board. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) and (b) At the Annual Meeting, the Company’s stockholders voted as follows on the matters set forth below:

1.Election of Directors. The Company’s stockholders elected the following nominees to serve as directors until the 2022 Annual Meeting or until their successors are duly elected and qualified based upon the following votes:

	For	Against	Broker Non-Vote
Vikram A. Atal	41,753,283	128,316	1,143,490
Danielle M. Brown	41,685,620	195,979	1,143,490
Marjorie M. Connelly	41,754,572	127,027	1,143,490
John H. Fain	41,023,134	858,465	1,143,490
Steven D. Fredrickson	41,228,938	652,661	1,143,490
James A. Nussle	39,736,198	2,145,401	1,143,490
Brett L. Paschke	41,753,611	127,988	1,143,490
Kevin P. Stevenson	41,516,837	364,762	1,143,490
Scott M. Tabakin	40,056,955	1,824,644	1,143,490
Lance L. Weaver	41,242,998	638,601	1,143,490

2.Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 based upon the following votes:

For	Against	Abstain
42,793,967	228,461	2,661

3.Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers (“Say-on-Pay”) based upon the following votes:

For	Against	Abstain
40,284,110	1,576,422	21,066

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release dated June 14, 2021
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: June 14, 2021	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer